NASDAQ: OCFC 1
OceanFirst Financial Corp.
John R. Garbarino – Chairman, CEO
Michael J. Fitzpatrick – Executive Vice President, CFO
SANDLER O’NEILL + PARTNERS, L.P.
EAST COAST FINANCIAL SERVICES CONFERENCE
NOVEMBER 15, 2012
Exhibit 99.1

OceanFirst Financial Corp.
OceanFirst Financial Corp.
Forward Looking Statements:
NASDAQ: OCFC
This presentation contains certain forward-looking statements within the meaning of the Private
Securities Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company.  These forward-looking statements are generally identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project”, “will”,
“should”, “may”, “view”, “opportunity”, “potential”, or similar expressions or expression of confidence.
The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines.  These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and its subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.  The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

110 Years of Growth and Capital Management
110 Years of Growth and Capital Management
Began the redeployment of the excess capital rebuilt since 2008 with an October 2011 5%
share repurchase plan.  As of September 30, 2012, 58,899 shares remain available for repurchase  under the current authorization.
NASDAQ: OCFC
Founded in Point Pleasant, NJ, in 1902, OceanFirst has grown from a small one-town savings and loan to a full-service community bank serving the Central New Jersey shore.
OceanFirst issued stock for the first time in 1996 and over the ensuing ten years generated value for our shareholders,  largely through the successful implementation and execution of our community bank model, and the strategic repurchase of 62.4% of original IPO shares.
Rebuilt capital through the Great Recession with retained earnings and completion of a follow-on common stock offering in November 2009.

Sussex
Passaic
Bergen
Warren
Morris
Essex
Hudson
New York
Union
Hunterdon
Somerset
Middlesex
Mercer
Philadelphia
Burlington
Ocean
Camden
Gloucester
Salem
Atlantic
Cumberland
Cape May

OCEAN FIRST

Community Bank serving the
Central Jersey Shore - $2.3 billion
in assets and 24 branch offices
Market Cap $238.6 million (as of
November 7, 2012)
Core deposit funded – 86.5% of
total deposits
Locally originated loan portfolio
with no brokered loans
Residential and commercial
mortgages
Consumer equity loans and
lines
C&I loans and lines
Corporate Profile
Corporate Profile
Note:  See Appendix 1 for Market Demographic information.
NASDAQ: OCFC

Experienced Executive Management Team
Experienced Executive Management Team
Executive search initiated in August for the recently vacated position of President/COO
Furthering Senior Management Succession Planning
Insider ownership of 25.7% is substantial – aligned with shareholders’ interest
OceanFirst Bank ESOP 10.2%
Directors & Current Senior Executive Officers 8.5% (CEO 5.1%)
Director and Proxy Officer Stock Ownership Guidelines
OceanFirst Foundation 7.0%
As of the March 15, 2012 proxy record date.
Name Position
# of Years in
Banking
# of Years
at OCFC
John R. Garbarino Chairman, Chief Executive Officer 41 41
Michael J. Fitzpatrick Executive Vice President, Chief Financial Officer 31 20
NASDAQ: OCFC

Our Strategy
Our Strategy
Positioned as the leading Community Bank in attractive Central
Jersey Shore market – growing revenue and creating additional value for our shareholders
Offering a full range of consumer and commercial banking products generating diversified income streams
Guarding credit quality in ALL business cycles
Transitioning the balance sheet with emphasis on core deposit funding and commercial lending growth
On the watch for roll-up opportunities presented by in-market
“regulatory fatigued” competitors
NASDAQ: OCFC

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Solid core operating earnings of $0.31 per share, a 10.7% increase over the prior year quarter (excludes non-recurring severance expense)
Strong capital position – tangible common equity of 9.5% of assets
Return on average stockholders’ equity was 9.1%
Tangible book value continues to grow, increasing 5.0% YTD to $12.19
Nearing completion of October 2011 5% Stock Repurchase Plan
Improved credit quality with NPL’s decreasing $2.8 million, or 6.4% YTD
Grew core deposits (i.e. all deposits excluding time deposits) $67.2 million
YTD, now comprising 86.5% of total deposits
Highlights –
Highlights –
Third Quarter 2012
Third Quarter 2012
NASDAQ: OCFC

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Substantial Primary Market Deposit Share
Substantial Primary Market Deposit Share
June 30, 2012
# of Dep. In Mkt. Mkt. Shr.
Rank Institution Branches ($000) (%)
Ocean County, NJ
1 Hudson City Bancorp Inc. (NJ) 14 2,610,613 18.65
2 Wells Fargo Bank NA (CA) 26 2,360,712 16.87
3 TD Bank, National Association (Canada) 21 2,149,131 15.36
4 OceanFirst Financial Corp. (NJ) 19 1,477,780 10.56
5 Banco Santander S.A. (Spain) 25 1,321,262 9.44
6 Bank of America Corp. (NC) 22 1,161,899 8.30
7 Investors Bancorp Inc. (MHC) (NJ) 8 654,369 4.68
8 PNC Financial Services Group (PA) 14 436,177 3.12
9 Manasquan Savings Bank (NJ) 3 252,922 1.81
10 JPMorgan Chase Bank, National Association (OH) 10 230,732 1.65
Total For Institutions In Market 200 13,996,221
Source:  FDIC

Non-Interest Bearing Demand Deposits, 0.7%
Interest Bearing Demand Deposits, 7.6%
Jumbo Time Deposits(1), 4.7%
MMDA & Savings, 25.6%
Retail Time Deposits, 61.4%

Non-Interest Bearing Demand Deposits, 10.6%
Jumbo Time Deposits(1), 3.5%
Retail Time Deposits, 10.1%
MMDA & Savings, 21.3%
Interest Bearing Demand Deposits, 54.5%

Non-Interest Bearing Demand Deposits, 8.4%
Jumbo Time Deposits(1), 10.4%
Retail Time Deposits, 29.1%
Interest Bearing Demand Deposits, 29.8%
MMDA & Savings, 22.3%

OCEANFIRST

Strategic Deposit Composition Transition
Strategic Deposit Composition Transition
(1) Jumbo CDs have a balance of $100,000 or greater.
December 31, 2006
September 30, 2012
December 31, 1996
NASDAQ: OCFC

Commercial & Industrial, 0.4%
Consumer & Other(1), 5.7%
Commercial R.E., 4.3%
Residential R.E., 89.6%

Consumer & Other(1), 10.6%
Commercial & Industrial, 2.8%
Commercial R.E., 17.8%
Residential R.E., 68.8%

Consumer & Other(1), 12.8%
Commercial & Industrial, 3.5%
Commercial R.E., 30.9%
Residential R.E., 52.8%

Strategic Loan Composition Transition
Strategic Loan Composition Transition
(1) Consumer and other loans primarily consist of home equity lines and loans.
Note: See Appendix 2 for specific portfolio metrics and commercial portfolio segmentation.
December 31, 2006
September 30, 2012
December 31, 1996
NASDAQ: OCFC

Percent of Total Loans
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2008
2009
2010
2011
9/30/12
NPL's originated by alternative Bank delivery channels.

OCEAN FIRST

NASDAQ: OCFC 11
Decreasing NPL’s in a Diversified Portfolio
Decreasing NPL’s in a Diversified Portfolio
Non-performing loan (“NPL”).
Data as of December 31, unless otherwise noted.
Exposure Concentrated in Lower Risk One-to-Four Family
Residential - Primary Bank delivery channel Consumer
Commercial Real Estate and Construction Commercial

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Prudently Provisioning for Credit Costs
Prudently Provisioning for Credit Costs
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
Total Recoveries Charge-Offs - One-to-Four Family Charge-Offs - Consumer
Charge-Offs - Commercial Real Estate Charge-Offs - Commercial Provision for Loan Losses
12/31/08 12/31/09 12/31/10
12/31/11
(1)
(1) Increase in charge-offs was primarily due to a change in the Company’s charge-off policy to recognize the charge-off when the loan is deemed uncollectible rather than when the foreclosure process is complete.
The additional charge-off relating to the change in policy through 2011 was $5.7 million, all of which was previously specifically reserved for by the Company.
9/30/12
(1)

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Effective Disaster Contingency Plan minimized office closures
32% operating the day after the storm
100% operational within 7 days
Leadership presence in market – meeting customer needs ASAP
OceanFirst Foundation Relief and Recovery Program
Pledged $500,000 in grants through local partner non-profit agencies targeting human needs
Traditional Risk Management mitigates exposure to credit loss
Prudent underwriting in markets we have understood for 110 years
Federal flood insurance, private coverage, business interruption
Current ALLL provisioning viewed as adequate in spite of storm
Assessing exposure on a loan-by-loan basis, as a community bank should (1)
What About Sandy?
What About Sandy?
(1)
Refer to flood hazard area portfolio data in Appendix 2.

14 Net Interest Margin Net Interest Margin Remaining Under Pressure in Low Interest Rate Environment 2008 2009 2010 2011 2012 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% NASDAQ: OCFC

Percent of Average Assets
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
1996
9/30/12 (Annualized)
Fees and Service Charges
Gain on Sale of Loans
BOLI
Other
Merchant Services
Investment Services
Trust

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Diversified Streams of Non-Interest Income
Diversified Streams of Non-Interest Income
2011
Non-Interest Income excludes loss from other real estate operations and gain on sale of equity securities.

14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2008
2009(1)
2010
2011
9/30/2012
(Annualized)

16 (1) Secondary capital raise restrained ROE Maintaining Attractive Return on Equity Maintaining Attractive Return on Equity NASDAQ: OCFC

NASDAQ: OCFC 17
Challenge Today is to Grow Revenue
Challenge Today is to Grow Revenue
Build Shareholder Value
Build Shareholder Value
Target growth within existing footprint – building market share
Thirteen de novo branches since 2000 have performed well – still present opportunity for additional growth
Expanding presence in Monmouth County with a full service
Financial Solutions Center in Red Bank to open in Spring 2013
Non-interest income streams have been diversified, ever more important as margin remains under pressure
Assessing opportunistic roll-up of community banks in market
Share repurchases safely deploy excess capital in the short term
Financial performance to Plan builds value and preserves the right to remain independent

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(1)
Peers include:  DCOM, FFIC, FLIC, HVB, LBAI, ORIT, PBNY, PGC, RCKB, SNBC, STL, SUBK, UVSP and WSFS
Note: Financial data as of the most recent period available; market data as of November 7, 2012.
Source:  Sandler O’Neill.
Attractive Valuation Metrics
Attractive Valuation Metrics
OCFC
Peers
(1)
Valuation
Price / Tang. Book Value 109% 118%
Price / LQA EPS 11.8x 12.8x
Price / Estimated EPS 11.4x 12.5x
Cash Dividend Yield 3.6% 3.3%

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Why OCFC…?
Why OCFC…?
Fundamental franchise value – superior market demographics
Experienced crisis tested management team with substantial insider ownership – interests aligned with shareholders
Attractive deposit mix and market share
Conservative credit culture and profile
Solid financial performance – developing shareholder value
Strong balance sheet and capital base
Attractive current valuations

20 THANK YOU FOR YOUR INTEREST IN OCEANFIRST FINANCIAL CORP. NASDAQ: OCFC

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Market Demographics
Market Demographics
APPENDIX 1
Ocean Monmouth Middlesex New Jersey National
Number of Offices 19 4 1
% of OceanFirst Deposits 85.7 11.1 3.2
Market Rank 4 18 34
Market Share (%) 10.6 1.0 0.2
Population 578,728 649,429 794,605
Projected 2010-2015
Population Growth (%)
4.0 2.0 1.8 1.2 3.8
Median Household Income ($) 60,936 82,974 78,561 72,519 54,442
Projected 2010-2015 Median
Household Income Growth (%)
15.5 14.3 17.5 14.7 12.4
Deposit data as of June 30, 2012.
Demographic data as of June 30, 2010.
Source:  SNL Financial

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APPENDIX 2
Residential Portfolio Metrics
Residential Portfolio Metrics
As of September 30, 2012, unless otherwise noted.
One-to-Four Family (1-4)
Average size of mortgage loans $184,000
Interest-only loans - Amount $41.4 million
         - % of total 1-4 family loans 4.9%
         - Weighted average loan-to-value ratio (using original appraisal) 64%
Stated income loans - Amount $46.8 million
            - % of total 1-4 family loans 5.6%
Loans in flood hazard area $213.6 million
         - % of total loans 25.8%
         - Weighted average loan-to-value ratio (using latest appraisal) 42%
Portfolio weighted average loan-to-value ratio (using original appraisal) 57%
         - Originated for the year ended December 31, 2011 61%
         - Originated for the nine months ended September 30, 2012 59%
Average FICO score  747
         - Loans originated for the year ended December 31, 2011 764
         - Loans originated for the nine months ended September 30, 2012 766
% of loans outside the New York/New Jersey market 4.9%
% of loans outside Ocean/Monmouth Counties 37.2%
% of jumbo loans at time of origination 44.4%
% of loans for second homes 7.5%
Home equity loan and line balances in flood hazard area $38.8 million
         - % of total equity balances 19.1%

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APPENDIX 2
(Cont’d)
Commercial Portfolio Metrics
Commercial Portfolio Metrics
As of September 30, 2012.
Commercial Real Estate (CRE)
Average size of CRE loans $765,000
Largest CRE loan $17.8 million
(Secured by local university dormitory housing)
Total exposure to CRE in flood hazard area $91.5 million
- % Total CRE Portfolio 19.2%
- Weighted average loan-to-value ratio (using latest appraisal) 44%
Commercial Loans
Average size of commercial loan $224,000
Largest commercial loan $5.1 million

Miscellaneous, 7.0%
Public Administration, 6.0%
Educational Services, 4.9%
Manufacturing, 4.5%
Arts/Entertainment/ Recreation, 7.5%
Other Services, 3.8%
Accommodations/ Food Services, 6.6%
Healthcare, 9.3%
Wholesale Trade, 6.7%
Retail Trade, 3.7%
Construction, 7.8%
Real Estate Investment, 32.2%

Miscellaneous, 8.1%
One-to-Four Family, 7.0%
Multi-Family, 6.8%
Retail Store, 8.5%
Shopping Center, 10.7%
Industrial/ Warehouse, 19.3%
Office, 39.6%

Commercial Portfolio Segmentation
Commercial Portfolio Segmentation
Total Commercial Loan Exposure
by Industry Concentration
Real Estate Investment by
Property Concentration
As of September 30, 2012.
APPENDIX 2
(Cont’d)
NASDAQ: OCFC